UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 4, 2007

Meade Instruments Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6001 Oak Canyon, Irvine, California		92618-5200
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949 451-1450

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On January 4, 2007, Meade Instruments Corp. (the "Company") filed a Periodic Report on Form 8-K that included the Company’s press release announcing its operating results for the quarterly and nine month periods ended November 30, 2006. In the press release, the Company included its results for the nine months ended November 30, 2006 and November 30, 2005, as restated. The Company’s restated net loss for the nine months ended November 30, 2005 was correctly disclosed as ($765,000) but the Company’s restated net loss per share was incorrectly disclosed as ($0.12) instead of the actual restated net loss per share of ($0.04).

A copy of the (corrected) table that was originally included in the press release is furnished as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meade Instruments Corp.

January 10, 2007	By:	Brent W. Christensen

Name: Brent W. Christensen
Title: Senior Vice Presiden - Finance & CFO

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Exhibit Index

Exhibit No.	Description

99.1	Corrected Consolidated Statements of Operations Table.